SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 1997


                              LACLEDE STEEL COMPANY
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                                     0-3855
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                            (Commission File Number)


                                   43-0368310
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                     (I.R.S. Employer Identification Number)


                            One Metropolitan Square
                              St. Louis, Missouri                    63102
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                 (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:       314-425-1400


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Item  1.  Changes in Control of Registrant.

As previously disclosed in a Current Report on Form 8-K filed on October 3, 1997, Ivaco, Inc., a corporation organized under the Canada Business Corporation Act, ("Ivaco"), sold one-half of its investment in the Company to a subsidiary of Birmingham Steel Corporation of Birmingham, Alabama ("Birmingham Steel"). Birmingham Steel is currently entitled to vote 50.3% of the outstanding voting shares of the Company.

On October 8, 1997, the Company appointed three of Birmingham Steel's executive officers to the board of directors of the Company. The Birmingham Steel executives joining the Company board are: Robert A. Garvey, Chairman and Chief Executive Officer; William R. Lucas, Jr., Executive Vice President-Administration and General Counsel; and Joseph Alvarado, Executive Vice President-Commercial. In addition, Michael H. Lane, Vice President-Finance, Treasurer and Secretary of the Company, was appointed to the board. With these changes, Birmingham Steel representatives now hold three of the nine positions on the Company board.

Concurrent with the appointment of the Birmingham Steel executives to the board, Donald F. Gunning, Lawrence K. Roos, Edwin J. Spiegel, Jr., and Lester Varn, Jr. resigned as Company directors.

See the Press Release attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.                Description of Exhibit
         -----------                ----------------------
             99                     Press Release dated October 8, 1997.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LACLEDE STEEL COMPANY
                                 (Registrant)

Date: October 14, 1997           By: /S/ Michael H. Lane
                                    --------------------------------------------
                                    Michael H. Lane
                                    Vice President-Finance, Treasurer and
                                    Secretary

                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit
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    99               Press Release dated October 8, 1997.